Exhibit 32.1

                            ZENEX INTERNATIONAL, INC.


                    Certification by Chief Executive Officer
           pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In  connection   with  the  Quarterly   Report  on  Form  10-QSB  of  Zenex
International, Inc. (the "Company") for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ron Carte, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of the operations of the Company.

Date:  May 16, 2005

By:      /s/ Ron Carte
             Ron Carte
         Chief Executive Officer